NYSA FUND A Series of Nysa Series Trust NYSAX Prospectus dated July 29, 2010
The investment objective of Nysa Fund (the “Fund”) is to provide long-term capital growth. INVESTMENT ADVISER Pinnacle Advisors LLC 507 Plum Street Syracuse, NY 13204

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FUND SUMMARY -3

Investment Objective - 3

Fees and Expenses of the Fund - 3

Principal Investment Strategies   - 4

Principal Risks - 4

The Fund’s Past Performance - 6

Investment Adviser - 8

Portfolio Manager - 8

Purchase and Sale of Fund Shares - 9

Taxes - 9

Payments to Broker Dealers and Other Financial Intermediaries - 9

MORE ABOUT THE FUND AND YOUR ACCOUNT

The Fund’s Investment Strategies and Risks - 9
Portfolio Holdings - 11
Operation of the Fund - 11
Excessive Trading Policies and Procedures – 12 How to Purchase Shares – 14 How to Redeem Shares - 18
Dividends and Distributions - 19
Taxes - 20
Service Fee Plan - 21 Other Payments to Financial Intermediaries and Service Providers - 21
Calculation of Share Price - 23
Calculation of Performance Information - 24
Financial Highlights - 25
Customer Privacy Policy - 26

THE FUND SUMMARY

Investment Objective

The Fund’s investment objective is to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund.   You may qualify for sales charge discounts on purchases of $50,000 or more or through certain programs described elsewhere in this prospectus.  More information about these discounts is available from your financial professional and in the section “How to Purchase Shares” beginning on page 11 of the prospectus and in the section “How to Buy Shares” in the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases

2.5%

(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Redemption Fee for Each Redemption by Wire

$20.00

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

 1.00%

Other Expenses

 2.75%

       Service Fees

                                 0.25%

          Acquired Funds Fees and Expenses

  0.03%1

Total Annual Fund Operating Expenses

                 4.03%

1 Total Fund Operating Expenses in the table above do not correlate with the Ratio of Expenses to Net Assets for the fiscal year ended March 31, 2010 as shown in the “Financial Highlights” section of this prospectus.  Total Fund Operating Expenses in the table above include “Acquired Fund Fees and Expenses” which are fees and expenses that the Fund incurs indirectly through its investments in the underlying funds in which it invests.  The Ratio of Expenses to Net Assets for the for the fiscal year ended March 31, 2010 as shown in the “Financial Highlights” section of this prospectus does not take “Acquired Fund Fees and Expenses” into account.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in shares of the Fund for the time periods indicated and that you redeem all of those shares at the end of each time period. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year

3 Years

5 Years

10 Years

$402

$1,218

$2,051

$4,206

You would pay the following expenses if you did not redeem your shares:

 1 Year

3 Years

5 Years

10 Years

$402

$1,218

$2,051

$4,206

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 204% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the common stocks of publicly-traded companies. Fund shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Adviser uses fundamental analysis to identify securities with potential for capital appreciation.  The Adviser focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index). Also, the Fund invests in companies the Adviser believes to be undervalued by the current market.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  However, there is no assurance that these factors and the other characteristics that the Adviser believes favor these companies will continue in the future.

The Fund can buy stocks of companies without regard to market capitalization. Investments may be made in “micro cap” companies (having a market capitalization under $100 million), “small cap” companies (having a market capitalization between $100 million and $1 billion), “mid cap” companies (having a market capitalization between $1 billion and $5 billion) and “large cap” companies (having a market capitalization over $5 billion). Newer, small companies may offer greater opportunities for capital appreciation, but they involve a substantially greater risk of loss and price fluctuation.

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund engages in active and frequent trading of portfolio securities, especially during periods of market volatility.  The Fund has experienced exceptionally high turnover in each of its most recent fiscal years.  The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

Principal Risks

The price of the Fund’s shares can go up and down substantially.  The value of the Fund’s investments are subject to changes in their value from a number of factors, some of which are described below.  There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having similar objectives. There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stocks.  Stocks fluctuate in price and their short-term volatility at times may be substantial.  The return on and value of an investment in the Fund will fluctuate in response to stock market movements generally. Investments in common stocks are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, there is a risk that you could lose money by investing in the Fund.

Special Risks of Investing in Growth Stocks.  Stocks of growth companies may be more volatile than other stocks.  Their stocks may be less liquid than those of larger issuers. That means that the Fund could have greater difficulty selling the securities of a smaller issuer at an acceptable price, especially in periods of market volatility.   That factor increases the potential for losses to the Fund.

Special Risks of Investing in Small-Cap Stocks.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  Small-cap companies are generally newer companies with limited operating histories.  While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve a substantially greater risk of loss.  Small-cap companies may have less access to financial resources and less experienced management than larger, more established companies.  Small-cap stocks may be less liquid than stocks of larger issuers.  That means that the Fund could have greater difficulty selling small-cap stocks at an acceptable price, especially in periods of market volatility. These factors increase the potential for losses to the Fund. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company if it realizes any gain at all.

Risk of Non-Diversification. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  These fluctuations, if significant, may affect the performance of the Fund.

Who Is the Fund Designed For?

The Fund is designed primarily for investors seeking capital growth over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund focusing on stocks of issuers regardless of market capitalization. Fund is not designed for investors needing current income.  The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

THE FUND’S PAST PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  More recent performance is available by calling the toll-free number on the back of this prospectus.

The impact of sales charges is not reflected in the bar chart.  If reflected, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was  26.00% during the quarter ended June 30, 2003, and the lowest return for a quarter was  -34.93% during the quarter ended September 30, 2001.  The Fund’s year-to-date cumulative return through June 30, 2010 is -5.47%.

The following table shows the average annual total returns for the Fund’s shares.  After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Your actual after-tax returns, depending on your individual tax situation, may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

Average Annual Total Returns

(For Periods Ended December 31, 2009)

	One Year	Five Years	Ten Years

Return Before Taxes	13.46%	(4.74)%	(7.59)%
Return After Taxes on Distributions	13.46%	(4.74)%	(7.86)%
Returns After Taxes on Distributions and Sale of Fund Shares	8.75%	(3.71)%	(5.61)%
Standard & Poor’s 500 Index	25.94%	0.43%	(0.95)%
(Reflects no deduction for fees, expenses or taxes)

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The Fund’s performance is compared to the Standard and Poor’s 500 Index, an unmanaged index of 500 widely held domestic common stocks.  The index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.  The Fund’s investments vary from those in the index.

INVESTMENT ADVISER

Pinnacle Advisors LLC is the Fund’s investment adviser (“Adviser”).

PORTFOLIO MANAGER

Michael Samoraj has been portfolio manager of the Fund since April 10, 2007.

PURCHASE AND SALE OF FUND SHARES

In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments of $250.00.  For certain retirement accounts, the minimum initial investment is $250.00.  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Shares may be purchased through a financial intermediary or the distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes. “Fund distributions may be taxable upon withdrawal from tax deferred accounts.”

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND AND YOUR ACCOUNT

ABOUT THE FUND’S INVESTMENTS

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

THE FUND’S INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its investment objective by investing primarily in common stocks of publicly-traded companies.  Realization of current income will not be a significant investment consideration and any such income realized should be considered incidental to the Fund’s objective.

The Fund’s Board of Trustees can change non-fundamental investment policies without shareholder approval.  Significant changes will be described in amendments to this Prospectus and shareholders will receive at least 60 days’ prior notice of any change in the Fund’s investment policies as described herein under the caption “The Fund’s Principal Investment Strategies and Risks.” Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding shares as defined by the Investment Company Act of 1940, as amended (“1940 Act”).  The Fund’s investment objective is a fundamental policy.  Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.  An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject as a whole.

The Adviser uses fundamental analysis to identify securities with potential for capital appreciation.  The Adviser focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index).  For example, if the S&P 500’s projected rate of growth is 10% for the year, the Adviser will select companies projecting greater than 10% earnings and revenue growth for the same period.  Also, the Fund invests in companies the Adviser believes to be undervalued by the current market.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  However, there is no assurance that these factors and the other characteristics that the Adviser believes favor these companies will continue in the future.

Other (Non-Principal) Investment Strategies

The Fund may invest a portion of its assets in preferred stocks, convertible preferred stocks and convertible bonds that are considered to be “investment grade” (that is, rated BBB or higher by Standard & Poor’s Ratings Group, or Baa by Moody’s Investors Service, or the equivalent by another rating agency).

The Fund may write covered call options and purchase put options.  Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at the exercise price at any time during the exercise period.  These options are “covered” by the Fund because it will own the underlying securities as long as the option is outstanding.  The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit.  By purchasing a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the exercise period.  The Fund may purchase put options on securities it owns in order to protect against an anticipated decline in the value of such securities; by purchasing put options on securities it does not own, the Fund seeks to benefit from a decline in the market price of the underlying securities.  The Adviser expects that the Fund’s use of options will be very limited in scope.

Temporary Defensive Investments

As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S.  Government obligations, repurchase agreements or money market instruments.  When the Fund invests in investment grade bonds, U.S.  Government obligations, repurchase agreements or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters. Portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.   These additional quarterly filings are publicly available at the SEC.  A description of the fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

OPERATION OF THE FUND

The Fund is a non-diversified series of Nysa Series Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust.  The Board of Trustees supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Pinnacle Advisors LLC, 507 Plum Street, Syracuse, New York, to manage the Fund’s investments.  Pursuant to the advisory agreement currently in effect, the Fund has agreed to pay the Adviser a fee equal to the annual rate of 1% of the average value of its daily net assets up to $100 million; .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million. During the fiscal year ended March 31, 2010, the Fund paid the Adviser a fee of $25,635 or 1.00%.  The Adviser has served as investment adviser to the Fund since the Fund’s inception in 1997.

Michael M. Samoraj is solely and primarily responsible for the day-to-day management of the Fund’s portfolio. In connection with his duties as Portfolio Manager, Mr. Samoraj is responsible for analyzing which securities are eligible for purchase by the Fund, selecting and making recommendations regarding securities to be purchased, and exploring new channels of distribution for the Fund’s shares.  Mr. Samoraj is an employee of the Adviser and has been employed by Pinnacle Investments, LLC, the Principal Underwriter of the Fund during the past 10 years. Mr. Samoraj has managed client accounts on a non-discretionary basis for 25 years.  Prior to his appointment as Portfolio Manager on April 10, 2007, Mr. Samoraj had no experience managing investment company portfolios.   Mr. Samoraj also serves as Secretary and Chief Compliance Officer of the Fund.  The Statement of Additional provides additional information about the Portfolio Manager’s compensation and his ownership of Fund shares.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Fund and the Adviser is available in the Fund’s Annual Report to Shareholders, which is available upon request.

Pinnacle Investments, Inc. (the “Underwriter”), 507 Plum Street, Syracuse, New York, serves principal underwriter of and primary agent for the distribution of shares of the Fund.  The Underwriter is an affiliate of the Adviser by reason of common ownership.  Gregg A. Kidd, President and a Trustee of the Trust, is also President and a controlling shareholder of the Underwriter.

EXCESSIVE TRADING POLICIES AND PROCEDURES

Frequent purchases and redemptions of Fund shares (“excessive trading”) may interfere with the Portfolio Manager’s ability to manage the Fund’s portfolio effectively, especially in view of the Fund’s size and the nature of its investments. Excessive trading could increase the Fund’s transaction and administrative costs and/or affect the Fund’s performance depending on various factors such as the amount of cash or cash equivalents in the Fund’s portfolio at any given point in time. As a result of excessive trading, the Fund might be required to sell portfolio securities at unfavorable times in order to meet redemption requests.  Such sales could increase the transaction expenses of the Fund and have a negative impact on the Fund’s performance.

The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading.  Transactions placed in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.  As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading.  In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  The Fund attempts to detect and deter excessive trading through the use of fair valuation of securities as described under “Pricing of Fund Shares” and trade monitoring, particularly for large and/or frequent short-term trades by investors.

Some investors try to profit from “market-timing,” i.e. switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall.  As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities.  These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes it would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.  The trading history of accounts determined to be under common ownership or control within the Fund may be considered in enforcing these policies.

The Fund monitors Fund share transactions, subject to the following limitation.  Generally, a purchase of the Fund’s shares followed by the redemption of the Fund’s shares within a 90-day period may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its Transfer Agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, permanently prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions.  The Fund’s ability to impose such restrictions with respect to the accounts traded through particular intermediaries may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary.

Shareholders that invest through omnibus accounts should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.  The Fund’s policies and procedures regarding excessive trading may be modified at any time.

HOW TO PURCHASE SHARES

Initial Investments.  Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans).  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.  You may open an account and make an initial investment through securities dealers having a sales agreement with the Underwriter.  You may also make a direct initial investment by sending a check and a completed account application form to The Nysa Series Trust, c/o Mutual Shareholder Services LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, Ohio 44147.  Checks should be made payable to “Nysa Fund.”  Third party checks will not be accepted.  An account application is included in this Prospectus.

You may also purchase shares of the Fund by wire.  Please telephone the Transfer Agent (Nationwide toll free call 1-800-535-9169) for instructions.  You should be prepared to mail or fax us a completed, signed account application (Fax Number 1-440-526-4446).  If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends.  Your bank may impose a charge for sending your wire.  There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund.  Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time on that day, are confirmed at the public offering price next determined as of the close of the regular trading session on the New York Stock Exchange on that date.  It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time.  Dealers may charge a fee for effecting purchase orders.  Direct purchase orders received by the Transfer Agent by 4:00 p.m. Eastern time, are confirmed at that day’s public offering price.  Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.  The public offering price of the Fund’s shares is the next determined net asset value per share plus an initial sales charge as shown in the following table.

         Sales Charge as % of

Dealer

Public Offering

Net Amount

Reallowance

Price

Invested

as % of

Amount of Investment

Public

Offering Price

Less than $50,000

2.50%

2.56%

2.25%

$50,000 but less than $100,000

2.00%

2.04%

1.75%

$100,000 but less than $250,000

1.50%

1.52%

1.25%

$250,000 but less than $500,000

1.00%

1.01%

0.75%

$500,000 but less than $1,000,000  0.50%

0.50%

0.25%

$1,000,000 or more

None

None

None

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers.  Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933, as amended.  The Underwriter retains the entire initial sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Purchases at Net Asset Value That May Be Subject to a Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of shares aggregating $1 million or more.  However, those shares purchased without an initial sales charge may be subject to a contingent deferred sales charge as described below.  If you redeem any of those shares within a 12-month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge may be deducted from the redemption proceeds.  That sales charge will be equal to the lesser of:  (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (ii) the original net asset value of the redeemed shares.  Retirement plans holding shares of the Fund in an omnibus account for the benefit of plan participants in the name of a fiduciary or financial intermediary may not make initial purchases of shares subject to a contingent deferred sales charge.

Other Purchases at Net Asset Value.   You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales charge.  Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales charge and the proceeds resulting from such redemption were received from the other fund no more than sixty days prior to your purchase of shares of the Fund.  To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund.  The redemption of shares of the other fund is, for federal incomes tax purposes, a sale on which you may realize a gain or loss.  These provisions may be modified or terminated at any time.  Contact your securities dealer or the Transfer Agent for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value.  To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value.  Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisors and financial planners may also purchase shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements with the Underwriter to permit them to do so.  The investment advisor or financial planner must notify the Fund that an investment qualifies for a purchase at net asset value.

Trustees, directors, officers and employees of the Fund, the Advisor, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities may also purchase shares of the Fund at net asset value.

Right of Accumulation.   You and your spouse may be eligible to buy shares of the Fund at reduced sales charge rates set forth in the table above under the Fund’s “Right of Accumulation”. The Fund reserves the right to modify or to eliminate the “Right of Accumulation” at any time.  To qualify for the reduced sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any other shares of the Fund that you or your spouse currently own to the value of the shares that you are currently purchasing.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs), your joint accounts with your spouse, or accounts that you or your spouse hold as trustees or custodians on behalf of your children who are minors.  A fiduciary may count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from the Fund, you must inform the Fund’s Transfer Agent, Mutual Shareholder Services, of your eligibility and holdings at the time of your purchase in order to qualify for the “Right of Accumulation”.  If you are buying shares through a financial intermediary, you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.  The Fund reserves the right to reject any order placed pursuant to the “Right of Accumulation” under circumstances where adequate documentation of eligibility cannot be shown.

Adding To Your Account.  You may make additional purchases in your account at any time.  These purchases may be made by mail, wire transfer or by contacting your broker-dealer.  Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account.  While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.  All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

Automatic Investment and Direct Deposit Plans.  You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account.  The minimum initial and subsequent investments must be $50 under the plan.  The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.  Your depository institution may impose its own charge for debiting your account, which would reduce your return on an investment in the Fund.

Your employer may offer a direct deposit plan, which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund.  Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Additional Information.  The Fund mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent.  The request must state the number of shares or the dollar amount to be redeemed and your account number.  The request must be signed exactly as your name appears on the Fund’s account records.  If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.  If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  If your instructions request a redemption by wire, you will be charged a $15 processing fee.  The Fund reserves the right, upon 30 days’ written notice, to change the processing fee.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above.  Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date.  To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization.  These organizations may be authorized to designate other intermediaries to act in this capacity.  Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction.  There is currently no charge for ACH transactions.  Contact the Fund for more information about ACH transactions.

Automatic Withdrawal Plan.  If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each.  There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges.  Telephone the Transfer Agent toll free 1-800-535-9169 for additional information.

Additional Information.  At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate documentation authorizing redemptions to ensure proper authorization.  The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales charge paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time.  After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.  The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis.  Distributions are paid according to one of the following options:

►

Share Option. Income distributions and capital gains distributions reinvested in additional shares at net asset value;

►

Cash Option.  Income distributions and short-term capital gains distributions paid in cash;

You should indicate your choice of option on the application.  If no option is specified on your application, distributions will automatically be reinvested in additional shares.  All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option and the U.S. Postal Service cannot deliver your checks or if the your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and thereafter may continue to be reinvested in such shares.  No interest will accrue on amounts represented by uncashed distribution checks.

If you have received any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within 30 days of the distribution date for reinvestment at the net asset value next determined after its return.  You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets.  By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains, which it distributes to shareholders. The Fund expects most distributions to be in the form of capital gains.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax.  Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income.  Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares.  Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.  Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder.  You will pay the full pre-distribution price for the shares and then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Shareholders should consult their tax advisors about the tax effect of distributions and redemptions from the Fund and the use of the Automatic Withdrawal Plan.  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.  See “Taxes” in the Statement of Additional Information for further information.

SERVICE FEE PLAN

Effective August 1, 2007,  the Fund adopted a Service Fee Plan, pursuant to which the Fund may incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse the Underwriter for a portion of its expenses incurred in servicing shareholder accounts.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS

The Adviser and the Underwriter, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities.  These payments are made out of the Adviser’s and/or the Underwriter’s own resources, including from the profits derived from the advisory fees received by the Adviser from the Fund.  These payments are in addition to any servicing fees paid by the Fund to these financial intermediaries and any commissions the Underwriter pays to these firms out of the sales charges paid by investors.  These payments by the Adviser or the Underwriter from their own resources are not reflected in the tables in the section of this prospectus captioned “Fees and Expenses of the Fund” because they are not paid by the Fund.

“Financial intermediaries” are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so.  Your securities dealer, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund’s shares.  In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold fund shares and insurance companies that offer variable annuity or variable life insurance products.

In general, thee payments to financial intermediaries can be categorized “distribution-related” or “servicing” payments.  Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.”  Revenue  sharing payments may be made on the basis of the sales of shares attributable to that dealer and/or the average net assets of the Fund attributable to that dealer and its clients.  In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend shares of the Fund to its customers.  These payments may also provide an intermediary with an incentive to cooperate with the Distributor’s marketing efforts.  A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Underwriter with access to the intermediary’s sales force.  The Adviser does not consider a financial intermediary’s sale of Fund shares when selecting brokers or dealers to effect portfolio transactions for the Fund.

Various factors are considered in connection with a decision to make revenue sharing payments.  These factors include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of the Fund held for or by clients of the intermediary, the willingness of the intermediary to allow the Underwriter to provide educational and training support for the intermediary’s sales personnel relating  to the Fund, the availability of the Fund on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Adviser’s or Underwriter’s relationship with the intermediary.  The Adviser and the Underwriter have adopted guidelines for assessing and implementing each prospective revenue-sharing arrangement.  To the extent that financial intermediaries receiving distribution-related payments from the Adviser or Underwriter sell more shares of the Fund or retain more shares of the Fund in their client accounts, the Adviser and the Underwriter benefit from the incremental management and other fees they receive with respect to those assets.

CALCULATION OF SHARE PRICE

Shares of the Fund are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after receipt of a purchase order by the Fund as described in this prospectus under the caption  “How to Purchase Shares”.  On each day that the Fund is open for business, the net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund’s investments that its net asset value might be materially affected.  The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  Subject to the imposition of any applicable initial sales charge, the price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

The Fund’s portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

CALCULATION OF PERFORMANCE INFORMATION

Standard Performance Information.  From time to time, the Fund may advertise its “average annual total return”.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to a formula which is described in the Statement of Additional Information.  The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge.  The average annual total returns of the Fund for the one-year period ended March 31, 2010, for the five-year period ended March 31, 2010 and for the ten-year ended March 31, 2010, are 19.91%, -0.73%, and -5.93% respectively.

Non-Standard Performance Information.  The Fund may also advertise a “non-standardized quotation” of total return which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This calculation does not include the effect of the applicable sales charge, which if included, would reduce total return.  A non-standardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.  For example, the Fund’s average annual compounded rates of return (calculated without deduction of the applicable sales charge) for the one-year period ended March 31, 2010, for the five-year period ended March 31, 2010 and for the ten-year ended March 31, 2010, are 30.63%, (0.91)% and (8.06)%,  respectively.  A non-standardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	For the Years Ended
	3/31/2010	3/31/2009	3/31/2008	3/31/2007	3/31/2006

Net Asset Value, at Beginning of Period	$ 5.89	$ 7.82	$ 8.06	$ 8.96	$ 8.05

Income From Investment Operations:
Net Investment Income (Loss) *	(0.14)	(0.12)	(0.07)	(0.10)	(0.11)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.14	(1.81)	(0.17)	(0.80)	1.02
Total from Investment Operations	2.00	(1.93)	(0.24)	(0.90)	0.91

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 7.89	$ 5.89	$ 7.82	$ 8.06	$ 8.96

Total Return **	33.96%	(24.68)%	(2.98)%	(10.04)%	11.30%
Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,842	$ 2,077	$ 4,197	$ 3,513	$ 4,673
Before Waiver
Ratio of Expenses to Average Net Assets	4.00%	3.95%	3.36%	3.16%	3.07%
After Waiver
Ratio of Expenses to Average Net Assets	4.00%	3.95%	3.29%	1.98%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.96)%	(1.74)%	(0.92)%	(1.14)%	(1.32)%
Portfolio Turnover	204%	245%	286%	64%	122%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

PRIVACY POLICY

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your “nonpublic personal information” - information about you that is not available publicly.  This information comes to us from the following sources:

►

Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

►

Information about your transactions with us, our affiliates, or others (such as your account numbers, account balances, transaction details and other financial information).

►

Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and to provide you with our services.

We carefully limit and control the sharing of your information.

To protect your privacy, we carefully control the way in which any information about you is shared.  It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you.  For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.  However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

We Are Committed To The Privacy Of Your Nonpublic Personal Information And Will Use Strict Security Standards To Safeguard It.

We are committed to the security of your nonpublic personal information.  Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.  Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that are reasonably designed to comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that is designed to protect nonpublic personal information from being accessed inappropriately by third parties.

This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

If you have any questions about the confidentiality of your customer information, call 1-800-535-9169 to talk to a shareholder services representative.

NYSA SERIES TRUST

507 Plum Street

Syracuse, NY 13204

BOARD OF TRUSTEES

Gregg A.  Kidd

Joseph Masella

Mark E.  Wadach

John R. Dobek

INVESTMENT ADVISER

PINNACLE  ADVISORS, LLC

507 Plum Street

Syracuse, NY 13204

UNDERWRITER

PINNACLE INVESTMENTS, INC.

507 Plum Street

Syracuse, NY 13204

LEGAL COUNSEL

PATRICIA C. FOSTER, ESQ. PLLC

190 Office Parkway

Pittsford, NY 14534

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SANVILLE & COMPANY

1514 Old York Road

Abington, Pennsylvania 19001

CUSTODIAN

HUNTINGTON NATIONAL BANK

7 East Oval EA4E95

Columbus, OH 43219

ADMINISTRATOR/TRANSFER AGENT

MUTUAL SHAREHOLDER SERVICES LLC

8000 Town Centre Dr. Ste 400

Broadview Heights, OH 44147

SHAREHOLDER SERVICES

Nationwide Toll Free:  1-800-535-9169

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual  reports to shareholders or other information about the Fund, or to make inquiries about the Fund, please call 1-800-535-9169. The Fund does not currently make its SAI, its annual report or its semi-annual report available on a website.  The Fund’s website is under construction.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. or by writing to:  Securities and Exchange Commission, Public Reference Section, Washington, D.C.  20549-0102.

Investment Company Act File Number: 811-07963

Securities Act File Number: 333-17381